INVESTOR PRESENTATION Q 4 2 0 2 3 M V B – F 1 : S U C C E S S L O V E S S P E E D

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 16, 2023, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

3 Driving on a Wet Track with the Caution Flag Out: Adapting to the Wet Track

MVB's Strategy on a Page (SOAP)

Our Why
To positively impact people's financial lives, one life at a time

Purpose
Trusted partners on the financial frontier, committed to your success

Values
- Respect, Love & Caring
- Trust
- Commitment
- Adaptive
- Teamwork

Four Lanes on the Track
- **Banking** That's Tech-Forward
- **Banker** of Choice to Fintechs
- **Builder** of Fintechs
- **Backer** of Fintechs

Growth Vehicles

QUALIFYING TRACK
- Banking as a Service
- Issuing
- Digital Assets
- Victor

FAST TRACK
- Strategic Lending Partnerships
- Payments & Acquiring
- Gaming

Fuel
- Strategic M&A
- Enterprise Risk Management
- Talent & Culture
- Operational Excellence

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Key Connection Points Across the MVB Strategy

	Growth Vehicle(s)	What is the Connection?	Growth Vehicle(s)
1	Gaming; Payments & Acquiring; Banking as a Service; Issuing; CoRe	*Provide deposit funding sources for SLP*	Strategic Lending Partnerships
2	Payments & Acquiring	*Offers a key product to Gaming and Digital Assets clients to build our moat; Issuing & Acquiring often packaged together*	Gaming; Digital Assets; Issuing
3	Victor	*Supports client risk evaluation and onboarding for several Vehicles*	Gaming; Payments & Acquiring; Digital Assets; Issuing

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6Source: Company documents and SEC Filings Q4 2023 Key Highlights • Net interest margin improved by 17 bps, to 4.04% • Net interest income increased 4.2%, or $1.2M • Noninterest expense decrease of 7.9%, or $2.4M • Loan growth of 2.1%, with balance sheet loans to deposit ratio of 79.9% • Nonperforming loans decreased 22.0%, or $2.3M • Tangible common equity ratio of 8.6%, Community Bank Leverage Ratio of 10.5%, Total Risked-Based Capital Ratio of 15.1% • Tangible book value per share increased 6.4%, to $22.43 • $398.2M of cash on the balance sheet, $699.8M of available borrowing capacity with the FHLB, off balance sheet deposits of $1,091.5M • Noninterest-Bearing Deposits as percentage of total deposits – 41.3%

7Source: Company documents and SEC Filings $986 $1,267 $1,257 $1,339 $1,704 $279 $716 $1,120 $1,232 $1,197 $92 $295 $483 $724 $1,092 2019 2020 2021 2022 2023 Total Interest-bearing deposits Total Noninterest-bearing deposits Off Balance Sheet On Balance Sheet: NIB/Total Deposits 22% On Balance Sheet: NIB/ Total Deposits 41%Deposits ($ Millions) Continued Growth of Deposit Base Off balance sheet deposits have grown substantially, including a 51% increase year-over- year from 2022. $3,993 $2,901

8 Deposit Composition Source of Deposits CoRe* 57% Fintech 43% Title (C) 3% Speciality (C) 6% Retail (C) 13% Commercial (C) 26% Public Funds (C) 8% Digital Assets (F) 7% Gaming (F) 12% Payments (F) 16% BaaS (F) 9% Deposits Breakdown – 12/31/2023 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits.

9 Growth of Fintech Banking at MVB | 2020 – 2023 $829 $1,624 $1,855 $2,038 2020 2021 2022 2023 $1,286 $6,394 $12,330 $15,722 2020 2021 2022 2023 35.0% CAGR Gross Deposits ($ Millions) Gross Fee Income ($ Thousands) 130.4% CAGR Source: Company documents. FYF – Full year forecast. Gross Deposits include off balance sheet deposits.

10 Ability to Adapt Loan Production Based on Market Conditions $1,096 $1,293 $1,375 $1,428 $1,852 $2,349 $2,295 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 2021 2022 2023 Net Loans ($ Millions) 13% CAGR Source: Company documents and SEC Filings.

11 Loan Portfolio Composition Portfolio by Industry Source: Company Documents. *3.0% of MVB’s total loans were non-owner-occupied office space. Commercial Business 34.4% Commercial Real Estate 29.0% Acquisition & Development 5.8% Home Equity 0.6% Residential 29.0% Consumer 1.2% Other 20.8% Office Space* 4.2%Healthcare 23.4% Auto 2.9% Multifamily 3.1% Residential 29.0% Government 4.0% Energy 2.6% Financial 4.8% Retail Space 5.2% Diversified Loan Portfolio

12 Credit Quality

13 0.37% 0.94% 0.95% 0.47% 0.36% 0.87% 0.94% 0.64% 0.48% 0.52% -0.40% 0.30% 1.00% 1.70% 2019 2020 2021 2022 2023 MVBF Peers Non-Performing Loans / Total Loans 0.07% 0.14% 0.08% 0.36% 0.40% 0.08% 0.08% 0.04% 0.05% 0.29% 0 0.001 0.002 0.003 0.004 0.005 2019 2020 2021 2022 2023 MVBF - Auto MVBF - Non-Auto MVBF - Total Peers NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2023 Proxy Statement. Peer data reflects the most recent data publicly available. 0.86% 1.88% 1.05% 1.01% 0.95% 1.41% 0.76% 1.16% 1.04% 1.20% 0.40% 0.80% 1.20% 1.60% 2.00% 2019 2020 2021 2022 2023 MVBF Peers ACL / Total Loans Consistent, Top Tier Assets Quality Through Cycles Auto loans accounted for .01%, .27%, and .20% of MVBF’s NCOs/Average Loans for 2021, 2022, and 2023, respectively.

14 Non-Performing Loans Source: Company Documents. All data as of December 31, 2023. By Loan Type Commercial NPLs – by Industry Energy $ 1,702,297 Healthcare (SBA) $ 559,748 Government $ 791,578 Other $ 569,407 SBA Loans $ 3,081,722 Office $ 221,663 Consumer Auto $343,912 HELOC $160,934 Commercial $6,926,413 Acquisition & Development $753,711 Residential Mtg $81,607 Total Non-Performing Loans: $8.3M

15 Gaming Industry Overview

16 US Sports Betting Gross Gaming Revenue (GGR) Outlook Source: 1 – EKG’s U.S Sports Betting Market Monitor | Jan. 2024 EKG shows total U.S. sports betting GGR between 2018 and 2027E annually. The market’s recent, exponential growth has been driven by a few factors—namely, the rapid legalization and launch of online sports betting in populous states. EKG expects total GGR to rise to $11.6B in 2023 and $20B in 2027 U.S. Sports Betting Gross Gaming Revenue By Distribution Channel: 2018 To 2027E

17 U.S. Online Casino – Market Landscape Source: U.S. Online Casino Monitor | Nov 2023; EKG’s All States Est. Online Casino GGR By Brand | Nov 2023; EKG’s All States Est. Online Sports Betting GGR By Brand | Jan 2024 Operational Authorized But Not Yet Operational 2023 YTD GGR Totals by Online Segments as of 10/31 6 Operational States with Online Casino: $5.3B 28 Operational States with Online Sports Betting: $8.2B U.S. Online Casino And Poker GGR: 2013 To 2027 ESTCurrent Legalization Notes – NV only allows online poker; 6 states have operational online casino; RI legalized both online casino and poker but is not operational yet.

18 Backer of Fintech

19 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 2021 2022 2023 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech • Realized gains of $2.5M since 2021 • Cash return of $2.75M since 2021

20 Capital Strength

21 8.1% 8.7% 9.5% 9.8% 9.6% 8.3% 8.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2017 2018 2019 2020 2021 2022 2023 Tangible Common Equity / Tangible Assets (%) (1) 10.7% 10.2% 9.9% 11.0% 11.6% 9.8% 10.5% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2017 2018 2019 2020 2021 2022 2023 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position 14.9% 13.8% 12.8% 15.8% 16.8% 13.4% 15.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2017 2018 2019 2020 2021 2022 2023 Total Risk-Based Capital (%)

22 Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Significant investment in risk & compliance team • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis Caution Flags – Mitigating Risks

23 Risk Management | Investments in Staffing and Capabilities (3-year trend) Teams 2020 2021 2022 2023 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Risk Management* 9 10 12 11 14 16 22 23 24 24 24 30 27 BSA/AML (MVB)** 17 17 19 18 18 18 18 18 18 23 31 50 59 BSA/AML (Co-sourced FTEs)** 0 5 12 15 17 19 23 22 21 16 17 17 17 Consumer Compliance 3 3 3 3 3 3 4 5 5 6 6 7 7 Total Risk Staffing: 29 35 46 47 52 56 67 68 68 69 78 104 110 * Includes Risk Management functions across the Enterprise: Reporting & Analytics, Fraud, Vendor, Model, Cyber Security and Operational Risk ** The AML team co-sources additional resources from a national consulting firm to supplement its Banking-as-a-Service AML monitoring 0 20 40 60 80 100 120 140 160 180 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Risk Management* BSA/AML (MVB)** BSA/AML (Co-sourced FTEs)** Consumer Compliance 29 110

24 Our Awards & Accolades

Appendix: Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets (%)							
(Dollars in thousands)	2017	2018	2019	2020	2021	2022	2023
Total stockholders' equity	$ 150,192	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342
Total assets	1,534,302	1,750,969	1,944,114	2,331,476	2,792,449	3,068,860	3,313,882
Equity to assets	9.8%	10.1%	10.9%	10.3%	8.7%	8.5%	8.7%
Goodwill	$ 18,480	$ 18,480	$ 19,630	$ 2,350	$ 3,988	$ 3,988	$ 2,838
Intangibles	646	550	3,473	2,400	2,316	1,631	352
Total intangible assets	$ 19,126	$ 19,030	$ 23,103	$ 4,750	$ 6,304	$ 5,619	$ 3,190
Total stockholders' equity	$ 150,192	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342
Less: Preferred stock	(7,834)	(7,834)	(7,334)	(7,334)	--	--	--
Less: Total intangible assets	(19,126)	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)
Total tangible common equity	$ 123,232	$ 149,909	$ 181,499	$ 227,399	$ 268,024	$ 255,465	$ 286,152
Total assets	$ 1,534,302	$ 1,750,969	$ 1,944,114	$ 2,331,476	$ 2,792,449	$ 3,068,860	3,313,882
Less: Total intangible assets	(19,126)	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)
Total tangible assets	$ 1,515,176	$ 1,731,939	$ 1,921,011	$ 2,326,726	$ 2,786,145	$ 3,063,241	$ 3,310,692
Tangible common equity to tangible assets	8.1%	8.7%	9.5%	9.8%	9.6%	8.3%	8.6%

Source: Company documents.

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